                                                                Exhibit 10.9.4



                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT ("Agreement"), dated as of the 15 day of November, 1995, is made and entered into by and between FACTORY CARD OUTLET OF AMERICA LTD., an Illinois corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                                   WITNESSETH:

      WHEREAS, Lender is making a loan (the "Loan") in the amount of $4,000,000 to Borrower, pursuant to that certain Loan Agreement of even date herewith by and between Borrower and Lender (the "Loan Agreement"); and

      WHEREAS, in connection with the making of the Loan, Lender desires to obtain from Borrower and Borrower desires to grant to Lender a security interest in certain collateral more particularly described below.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Grant of Security Interest. Borrower hereby grants to Lender a security interest in the following described property and any and all proceeds (although proceeds are covered, Lender does not authorize the sale of any of the following, except to the extent permitted under Sections 10 and 11 hereof) and products thereof and accessions thereto (collectively the "Collateral"):

            (a) Equipment. All equipment and other tangible personal property of Borrower of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;

            (b) Inventory Accounts, Contract Rights, Chattel Paper Documents, Instruments and General Intangibles. All of Borrower's inventory and any agreements for lease of same and rentals therefrom, and all of Borrower's accounts, accounts receivable, contract rights, chattel paper, software, documents, instruments and general intangibles and the proceeds therefrom, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located; and whether held for lease or sale, or furnished or to be furnished under contracts of service;

            (c) Trademarks, Etc. All trademarks, trade names, and service marks now held or hereafter acquired by Borrower, both those that are registered with the United States Patent and Trademark Office and any unregistered marks used by Borrower in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Borrower symbolized by such marks, and all patents, licenses, technology and other intangible property of Borrower, whether now owned or hereafter acquired;

            (d) Copyrights. All copyrights now held or hereafter acquired by Borrower and any applications for U.S. copyrights hereafter made by Borrower; and

            (e) Proprietary Information, Computer Data, Etc. All proprietary information and trade secrets of Borrower with respect to Borrower's business, whether now owned or hereafter acquired, and all of Borrower's computer programs and the information contained therein and all intellectual property rights with respect thereto, whether now owned or hereafter acquired.

      2. Secured Indebtedness. The obligations secured hereby shall include (a) loans to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by one or more promissory notes payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals, increases or extensions thereof, and (b) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

      3. Representations, Warranties and Agreements of Borrower. So long as the Loan is outstanding, Borrower represents, warrants and agrees as follows:

            (a) Borrower will promptly notify Lender, in writing, of any change in Borrower's place or places of business and of any change in the location of the Collateral or any records pertaining thereto.

            (b) Except as set forth on Schedule 3(b) hereto, Borrower is the owner of the Collateral free and clear of any liens, security interests, claims and encumbrances, contingent or otherwise. Borrower will defend the Collateral against the claims and demands of all persons.

            (c) Borrower will pay to Lender all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will promptly perform all terms of this Agreement and the other Loan Documents (as defined in the Loan Agreement) between Borrower and Lender, and will promptly discharge all said liabilities.

            (d) Borrower will at all times keep the Collateral insured against all insurable hazards in amounts at least equal to the lesser of the full cash value of the Collateral and the outstanding balance of the Loan. Such insurance shall be obtained from such companies as may be reasonably acceptable to Lender, with provisions reasonably satisfactory to Lender for payment of losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit copies of the policies with Lender. If an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, any money received by Lender under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, and otherwise said money shall be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Subject to the rights of any lender that is senior to Lender whether under law or by agreement, Borrower assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney in fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required hereunder, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the other amounts secured hereby.

            (e) Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

            (f) The address set forth after Borrower's signature on this Agreement is Borrower's principal place of business and the location where the records concerning all intangible Collateral are kept and/or maintained. The addresses set forth on Schedule 3(f) hereto are all of the locations where Borrower does business and the locations of all tangible Collateral.

      4. Default. Borrower shall be in default upon the occurrence of a default or Event of Default (as defined in the Loan Agreement) that has not been cured during the applicable grace period.

      5. Remedies Upon Default. Upon the occurrence of an Event of Default, all sums secured hereby shall immediately become due and payable at Lender's option without notice to Borrower, and Lender may proceed to enforce payment of same and to exercise any and all rights and remedies provided by the Uniform Commercial Code (Tennessee) or other applicable law, as well as all other rights and remedies possessed by Lender, all of which shall be cumulative. Following the occurrence of an Event of Default, and upon demand by Lender, Borrower shall assemble the Collateral and make it available to Lender at a place reasonably convenient to Lender and Borrower. Any notice of sale, lease or other intended disposition of the Collateral by Lender sent to Borrower at the address hereinafter set forth, or at such other address of Borrower as Borrower may designate in writing, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower.

      Lender may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

      6. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

      7. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Borrower's representatives, successors and assigns.

      8. Termination Statement. Borrower agrees that, notwithstanding the payment in full of all indebtedness secured hereby and whether or not there is any outstanding obligation of Lender to make future advances, Lender shall not be required to send Borrower a termination statement with respect to any financing statement filed to perfect Lender's security interest(s) in any of the Collateral, unless and until Borrower shall have made written demand therefor. Upon receipt of such a written demand, Lender may at its option, in lieu of sending a termination statement to Borrower, cause said termination statement to be filed with the appropriate filing officer(s).

      9. Protection of Collateral. Borrower will not permit any liens or security interests other than those created by this Agreement, and those in favor of any lender described on Schedule 3(b) hereto, to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process which is not released within sixty (60) days, nor permit anything to be done that may impair the security intended to be afforded by this Agreement (except in favor of a lender listed on Schedule 3(b) hereto), nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

      10. Special Agreements With Respect to Certain Tangible Collateral. Borrower additionally agrees and warrants as follows:

            (a) Borrower will not permit any of the Collateral to be relocated to any facility not shown on Schedule 3(f) hereto, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender which consent shall not be unreasonably withheld. Borrower will permit Lender to inspect the Collateral as permitted under the Loan Agreement.

            (b) If any of the Collateral is equipment or goods that is or are used in more than one state, Borrower will contemporaneously herewith furnish Lender a list of the states wherein such equipment or goods are or will be used, and hereafter will notify Lender in writing (i) of any other states in which such equipment or goods are so used, and (ii) of any change in the location of Borrower's principal place of business.

            (c) Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein, except for (i) inventory in the ordinary course of business, and (ii) the sale of equipment that is obsolete or no longer used or useful in the business of Borrower without the prior written consent of Lender.

            (d) Borrower will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Borrower fails to pay such sums on or before their respective due dates, Lender may do so for Borrower's account and add the amount thereof to the other amounts secured hereby.

            (e) Until default in any of the terms hereof, or the terms of any indebtedness secured hereby, Borrower shall be entitled to possession of the Collateral and to use the same in any lawful manner consistent with past practices, provided that such use does not violate the terms of any policy of insurance thereon.

            (f) Borrower will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate without the prior written consent of Lender.

      11. Special Agreements With Respect to Intangible and Certain Tangible Collateral. Borrower additionally warrants and agrees as follows:

            (a) Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender (but only to the extent Borrower is not required to deliver the same to a lender senior to Lender) and shall be subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender (but only to the extent Borrower is not required to deliver the same to a lender senior to Lender) and shall be subject to the security interest granted hereby.

            (b) By the execution of this Agreement, Lender shall not be obligated to do or perform any of the acts or things provided in any contracts covered hereby that are to be done or performed by Borrower, but if there is a default by Borrower in the payment of any amount due in respect of any indebtedness secured hereby (subject to any applicable grace period), then Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Borrower, and if Lender incurs any liability or expenses by reason thereof, the same shall be payable by Borrower upon demand and shall also be secured by this Agreement.

            (c) After the occurrence and during the continuance of an Event of Default, Lender shall have the right to notify the account debtors obligated on any or all of Borrower's accounts receivable to make payment thereof directly to Lender, and to take control of all proceeds of any such accounts receivable. Until such time as Lender elects to exercise such right by mailing to Borrower written notice thereof, Borrower is authorized, as agent of the Lender, to collect and enforce said accounts receivable.

      12. Power of Attorney. Borrower hereby constitutes the Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or the Lender's possession; to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender may designate; to execute any of the documents referred to in Section 3(e) hereof in order to perfect and/or maintain the security interests and liens granted herein by Borrower to the Lender; and to do all other acts and things necessary to carry out this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the obligations secured hereby are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

      IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                                        BORROWER:

                                        FACTORY CARD OUTLET OF AMERICA
                                        LTD.


                                        By: C.R. Cumello
                                           ---------------------------------
                                        Title: President
                                              ------------------------------


                                        Address:   745 Birginal Drive
                                                   Bensenville,IL 60106-1212


                                        LENDER:

                                        SIRROM CAPITAL CORPORATION



                                        By: Rob Shuler
                                           ---------------------------------
                                        Title: VP
                                              ------------------------------

                      SCHEDULE 3(b) TO SECURITY AGREEMENT
                                      Liens

            1. Non-Titled Personal Property Security Agreement between Borrower and Bank One, Chicago, N.A. ("Bank One") granting a blanket lien on all of the assets of Borrower to secure a $20,000,000.00 line of credit.

            2. Commercial Security Agreement between Borrower and Bank One granting a purchase money security interest in certain computer equipment and software purchased with the proceeds of $1,500,000.00 term loan.

            3. Security interest granted in certain motor vehicles to secure the installment notes.

            4. Borrower's landlord for Borrower's facility at 2620 Lake Circle Drive, Indianapolis, Indiana, has filed a UCC-l financing statement in connection with inventory, equipment and fixtures located at or used in connection with such facility.

                       SCHEDULE 3(f) TO SECURITY AGREEMENT
                                    Addresses


             See attached of store, warehouse and office locations.


Store .......................    Store .......................    Store .......................    Store .......................
 101 BUFFALO GROVE                109 DARIEN                       119 COUNTRYSIDE                  127 BACK OF THE YARDS
     PLAZA VERDE CENTER               CHESTNUT COURT CENTER            COUNTRY S/C A2 & 3               THE YARDS PLAZA
     1245 WEST DUNDEE ROAD            7511 SOUTH LEMONT CENTER         102 COUNTRYSIDE                  4604 SOUTH DAMEN
     BUFFALO GROVE                    DARIEN                           COUNTRYSIDE                      CHICAGO
     IL 60089                         IL 60559                         IL 60525                         IL 60609

 102 VILLA PARK                   110 EVANSTON                     120 ELGIN                        128 SCOTTSDALE
     VILLA OAKS CENTER                EVANSTON PLAZA                   FOX RIVER PLAZA A5 & 6           SCOTTSDALE CENTER
     138 WEST ROOSEVELT ROAD          1930 WEST DEMPSTER               440-D AIRPORT ROAD               8059 SOUTH CICERO AVENUE
     VILLA PARK                       EVANSTON                         ELGIN                            CHICAGO
     IL 60181                         IL 60201                         IL 60120                         IL 60652

 103 ROLLING MEADOWS              113 JOLIET                       121 CRYSTAL LAKE                 129 MIDWAY SQUARE
     MEADOWS TOWN HALL                LOUIS JOLIET POINTE              CRYSTAL LAKE COURT S/C           MIDWAY SQUARE CENTER
     1400 EAST GULF ROAD              2856 PLAINFIELD ROAD             5587 NORTWEST HIGHWAY            5125 SOUTH PULASKI ROAD
     ROLLING MEADOWS                  JOLIET                           CRYSTAL LAKE                     CHICAGO
     IL 60008                         IL 60435                         IL 60014                         IL 60632

 104 NILES                        114 LIBERTYVILLE                 122 MATTESON                     130 BRIDGEVIEW
     VILLAGE CROSSING S/C             RED TOP PLAZA OUTLET C           MATTESON PLAZA                   BRIDGEVIEW COURT CENTER
     5653 TOUHY AVENUE                1366 SOUTH MILWAUKEE AVENUE      4159 LINCOLN HIGHWAY             7769 & 7771 SOUTH HARLEM
     NILES                            LIBERTYVILLE                     MATTESON                         BRIDGEVIEW
     IL 60714                         IL 60048                         IL 60443                         IL 60455

 105 BLOOMINGDALE                 115 BLOOMINGTON                  123 NORTH RIVERSIDE              131 MERRILLVILLE
     BLOOMINGDALE COURT #250          2103 NORTH VETERANS PARKWAY      7337 WEST 25TH STREET            MERRILLVILLE PLAZA
     364 WEST ARMY TRAIL ROAD         #324                             NORTH RIVERSIDE                  1630 EAST 80TH AVENUE
     BLOOMINGDALE                     BLOOMINGTON                                                       MERRILLVILLE
     IL 60108                         IL 61704                         IL 60546                         IN 46410

                                                                   124 MORTON GROVE                 132 WHEATON
                                                                       7154 WEST DEMPSTER               DANADA SQUARE
                                                                       MORTON GROVE                     #83 DANADA SQUARE EAST
                                                                                                        WHEATON
                                                                       IL 60053                         IL 60187

 107 ST. CHARLES                  117 BRICKTOWN                    125 SKOKIE                       133 MT. PROSPECT
     PIANO FACTORY 1B                 BRICKTOWN SQUARE #108-110        FASHION CENTER                   MT. PROSPECT PLAZA
     410 S FIRST STREET               6560 WEST FULLERTON AVENUE       9448 SKOKIE BOULEVARD            1038 MT. PROSPECT PLAZA
     ST CHARLES                       CHICAGO                          SKOKIE                           MT. PROSPECT
     IL 60174                         IL 60635                         IL 60077                         IL 60056

 108 MT. VERNON                   118 ROCKFORD                     126 CHICAGO RIDGE                134 WHITNEY SQUARE
     JENT FACTORY OUTLET              FOREST PLAZA C3 & 4              COMMONS OF CHICAGO RIDGE         WHITNEY SQUARE S/C
     257 OUTLET AVENUE                6387 EAST STATE STREET           267 COMMON DRIVE                 676 H.S. WHITNEY WAY
     MT VERNON, IL 62864              ROCKFORD                         CHICAGO RIDGE                    MADISON
     IL 62864                         IL 61111                         IL 60415                         WI 53711



Store .......................    Store .......................    Store .......................    Store .......................
 135 MISHAWAKA                    143 ORLAND PARK                   151 MARION                      159 ROOKWOOD
     INDIAN RIDGE S/C                 LAKEVIEW PLAZA                    COLLINS ROAD SQUARE             ROOKWOOD PAVILION, SUITE A-9
     5816 GRAPE ROAD                  15778 LAGRANGE ROAD               1370 TWIXT TOWN ROAD            2692 MADISON ROAD
     MISHAWAKA                        ORLAND PARK                       MARION                          CINCINNATI
     IN 46545                         IL 60462                          IA 52302                        OH 45208

 136 BROWN DEER                   144 ONE SCHAUMBURG PLACE          152 LAFAYETTE PLACE             160 EASTGATE STATION
     MARKETPLACE OF BROWN DEER        SPACE T-158                       3629 COMMERCIAL DRIVE           700 EASTGATE SOUTH DRIVE
     9190 GREEN BAY ROAD              601 NORTH MARTINGALE ROAD         INDIANAPOLIS                    CINCINNATI
     BROWN DEER                       SCHAUMBURG
     WI 53209                         IL 60173                          IN 46222                        OH 45208

 137 NAPERVILLE                   145 TIMMERMAN                     153 ROCHESTER                   161 BALLWIN PLAZA
     HERITAGE SQUARE #108             TIMMERMAN PLAZA                   T.J. MAXX PLAZA                 BALLWIN PLAZA CENTER
     428 SOUTH ROUTE 59               10328 WEST SILVER SPRING DR       1300 SALEM ROAD S.W.            15425 MANCHESTER ROAD
     NAPERVILLE                       MILWAUKEE                         ROCHESTER                       BALLWIN
     IL 60540                         WI 53225                          MN 55902                        MO 63011

 138 OAK PARK                     146 EVANSVILLE                    154 RACINE                      162 FAIRVIEW HEIGHTS
     1035 WEST LAKE STREET            LAWNDALE S/C                      RACINE CENTER                   MARKET PLACE
     OAK PARK                         862 SOUTH GREEN RIVER ROAD        5201 Q WASHINGTON AVENUE        22 PLAZA DRIVE
                                      EVANSVILLE                        RACINE                          FAIRVIEW HEIGHTS
     IL 60301                         IN 47715                          WI 53406                        IL 62208

 139 MOLINE                       147 SPEEDWAY                      155 HIKES POINT                 163 LEMAY PLAZA
     4371 16TH STREET                 SPEEDWAY SUPER CENTER             HIKES POINT PLAZA               LEMAY PLAZA
     MOLINE                           5926 B CRAWFORDSVILLE ROAD        4048 TAYLORSVILLE ROAD          2560 LEMAY FERRY ROAD
                                      SPEEDWAY                          LOUISVILLE                      ST LOUIS
     IL 61265                         IL 46224                          KY 40220                        MO 63125

 140 BROOKFIELD                   148 GREENWOOD                     156 SOUTHPORT                   164 WASHINGTON SHOPPES
     BROOKFIELD FASHION CENTER        GREENWOOD SHOPPES                 SOUTHPORT SHOPPING CENTER       10021 EAST WASHINGTON STREET
     16900 J WEST BLUEMOUND RD        906 NORTH US 31                   6325 S.E. 14TH STREET           INDIANAPOLIS
     BROOKFIELD                       GREENWOOD                         DES MOINES
     WI 53005                         IN 46142                          IA 50320                        IN 46229

 141 WEST ALLIS                   149 WILLOW LAKE                   157 BAKERS SQUARE               165 APPLETON
     WEST ALLIS TOWN CENTER           WILLOW LAKE S/C                   BAKER SQUARE                    FOX RIVER MALL
     6718 WEST GREENFIELD             2620 LAKE CIRCLE DRIVE            13415 WEST CENTER ROAD          4651 MICHAELS DRIVE
     WEST ALLIS                       INDIANAPOLIS                      OMAHA                           APPLETON
     WI 53214                         IN 46268                          NE 68144                        WI 54915

 142 CALUMET CITY                 150 FORT WAYNE                    158 HARPERS STATION             166 JANESVILLE
     OAKVIEW SHOPPING CENTER          COLDWATER CROSSING S/C            11309-E MONTGOMERY              2033 HUMES
     1737 EAST WEST ROAD              5511 COLDWATER ROAD SUITE C       CINCINNATI                      JANESVILLE
     CALUMET CITY                     FORT WAYNE
     IL 60409                         IN 46825                          OH 45208                        WI 53545



Store .......................

  167 CONSUMER SQUARE
      6418 TUSSING ROAD
      COLUMBUS

      OH 43068

  168 COLERAIN
      COLERAIN TOWNE CENTER
      10204 COLERAIN AVENUE
      CINCINNATI
      OH 45251

  169 EAU CLAIRE
      CHIPPEWA VALLEY PLAZA
      3900 BLOCK OF GATEWAY DR
      EAU CLAIRE
      WI 54701

  170 WEST BROAD PLAZA
      4091 WEST BROAD STREET
      COLUMBUS

      OH 43228

  171 HANOVER PARK
      WESTVIEW PLAZA
      7470 BARRINGTON ROAD
      HANOVER PARK
      IL 60103

  172 90TH & FORT
      PLAZA NORTH CENTER
      5515 NORTH 90TH ST.
      OMAHA
      NE 68134

  173 AKRON EAST
      CHAPEL HILL SQUARE
      1912 BUCHHOLZER BOULEVARD
      AKRON
      OH 44310

  174 KENOSHA
      SOUTHPORT PLAZA
      6932 GREEN BAY ROAD
      KENOSHA
      WI 53142


Store .......................    Store .......................    Store .......................    Store .......................
 175 MENTOR                       183 CRESTWOOD                    501 WHEATON/BALTIMORE            509 PENN STATION
     CREEKSIDE COMMONS                WATSON PLAZA                     WHEATON PARK S/C                 5604 SILVERHILL ROAD
     9597 MENTOR AVENUE               9815 WATSON ROAD SUITE 114       12021 GEORGIA AVENUE             DISTRICT HEIGHTS
     MENTOR                           CRESTWOOD                        WHEATON
     OH 44060                         MO 63126                         MD 20902                         MD 20747

 176 DOWNERS PLAZA                184 EAST TOWN S/C                502 LOCH RAVEN                   510 WESTGATE CENTER
     DOWNERS PLAZA                    EAST TOWNE PLAZA S/C             HILLENDALE S/C                   WESTGATE SHOPPING CENTER
     124 OGDEN AVENUE                 2031 ZEIER ROAD                  6829 LOCH RAVEN BLVD             8099 SUDLEY
     DOWNERS GROVE                    MADISON                          BALTIMORE                        MANASSAS
     IL 60515                         WI 53704                         MD 21204                         VA 22110

 177 NORTH OLMSTEAD               185 BLOOMINGTON IN               503 COCKEYSVILLE                 511 LAUREL
     WATER TOWER SQUARE S/C           2817 EAST THIRD STREET           CHURCH LANE CENTER               LAUREL PLAZA
     27246 LORAIM ROAD                BLOOMINGTON                      9952 YORK ROAD                   9622 ROUTE 198
     NORTH OLMSTEAD                                                    COCKEYSVILLE                     LAUREL
     OH 44070                         IN 47408                         MD 21030                         MD 20707

 178 CLARKSVILLE                  186 CASTLETON                    504 DUNDALK                      512 ALEXANDRIA
     CLARKSVILLE TOWNE CENTER         LINEN 'N THINGS PLAZA            MERRITT POINT S/C                MT VERNON PLAZA
     706 EAST S.R. 131                8540 CASTLETON CORNER DRIVE      1581 MERRITT BOULEVARD           7684 RICHMOND HIGHWAY
     CLARKSVILLE                      INDIANAPOLIS                     DUNDALK                          ALEXANDRIA
     IN 47129                         IN 46250                         MD 21228                         VA 22306

  179 FL0RENCE                    187 GRAND ISLAND                 505 CATONSVILLE                  513 WALDORF
      FLORENCE SQUARE S/C             ILE DE GRAND S/C                 FORTY WEST PLAZA                 FESTIVAL AT WALDORF
      7673 MALL ROAD                  2235 NORTH WEBB ROAD             6489 BALTIMORE NATIONAL PIKE     2910 FESTIVAL WAY
      FLORENCE                        GRAND ISLAND                     CATONSVILLE                      WALDORF
      KY 41042                        NE 68803                         MD 21228                         MD 20601

  180 DIXIE HIGHWAY               188 WEST DES MOINES              506 LIBERTY COURT                514 FREDERICKSBURG
      KMART PLAZA                     CORNFIELD MALL                   8656 LIBERTY ROAD                GREENBRIAR SHOPPING CENTER
      4921-A DIXIE HIGHWAY            DES MOINES                       RANDALLSTOWN                     2042 PLANK ROAD
      LOUISVILLE                                                                                        FREDERICKSBURG
      KY 40216                        IA                               MD 21133                         VA 22401

  181 MATTESON                    189 LINCOLN                      507 GLEN BURNIE                  515 MIDLOTHIAN MARKET
      MATTESON TOWN CENTER            ABE LINCOLN MALL                 CHESAPEAKE SQUARE S/C            MIDLOTHIAN MARKET
      134 TOWN CENTER ROAD                                             6714-A GOVERNOR RITCHIE HWY      175 WADSWORTH DRIVE
      MATTESON                        LINCOLN                          GLEN BURNIE                      RICHMOND
      IL 60443                        NE                               MD 21061                         VA

  182 OSHKOSH                     190 LAFAYETTE                    508 CHANTILLY                    516 FIRST STATE PLAZA
      OSHKOSH SHOPPING CENTER         LAFAYETTE PLACE MALL             13948 METROTECH DRIVE            1716 WEST NEWPORT PIKE
      1941 SOUTH KOELLER STREET       LAFAYETTE                        CHANTILLY                        NEWCASTLE COUNTY
      OSHKOSH                                                                                           STANTON
      WI 54901                        IN                               VA 22021                         DE 19804

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